SEVENTH AMENDMENT TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                  THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of May 30, 2000, between National-Standard Company, an Indiana corporation, (the "Borrower"), and Foothill Capital Corporation, a California corporation ("Lender").

                  WHEREAS, Borrower and Lender are parties to an Amended and Restated Loan and Security Agreement dated as of September 17, 1997 (as amended from time to time, and as amended hereby, the "Loan Agreement"); and

                  WHEREAS, Borrower has requested that Lender amend the Loan Agreement, and Lender has agreed to do so subject to the terms and conditions contained herein.

                  NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

                  2. Amendment to Loan Agreement. Section 1.1 of the Loan Agreement ("Definitions and Construction") is hereby amended by deleting subsection (a) of the definition of "Eligible Domestic Accounts" in its entirety and replacing it with the following:

                  (a) Accounts that the Account Debtor has failed to pay within ninety (90) days of invoice date or Accounts with selling terms of more than forty-five (45) days (or Accounts owing by TRW, Inc. with selling terms of more than sixty (60) days);

                  3. Ratification. This Amendment shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

                  4. Miscellaneous.

                  (a) Warranties and Absence of Defaults. In order to induce Lender to enter into this Amendment, Borrower hereby warrants to Lender, as of the date hereof, that:

                  (i) The warranties of Borrower contained in the Loan Agreement, as herein amended, are true and correct as of the date hereof as if made on the date hereof.


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                  (ii) No Event of Default or event which, with giving of notice or the passage of time, or both would become an Event of Default, exists as of the date hereof.

                  (b) Expenses. Borrower agrees to pay on demand all costs and expenses of Lender (including the reasonable fees and expenses of outside counsel for Lender) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Borrower agrees to pay, and save Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 4 (b) shall survive any termination of this Amendment and the Loan Agreement as amended hereby.

                  (c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

                  (d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                  (e) Reference to Loan Agreement. On and after the effectiveness of the amendment to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Loan Agreement in any Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

                  (f) Successors. This Amendment shall be binding upon Borrower, Lender and their respective successors and assigns, and shall inure to the benefit of Borrower, Lender and their respective successors and assigns.



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


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.



                                            NATIONAL-STANDARD COMPANY,
                                            an Indiana corporation


                                            By__________________________________
                                            Title_______________________________


                                            FOOTHILL CAPITAL CORPORATION,
                                            a California corporation


                                            By__________________________________
                                            Title_______________________________



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Acknowledged and consented to as of the date first written above:

  COMERICA BANK


  By____________________________________________________________
  Title_________________________________________________________


  THE CIT GROUP/CREDIT FINANCE, INC.


  By____________________________________________________________
  Title_________________________________________________________


  CONGRESS FINANCIAL CORPORATION (CENTRAL)


  By____________________________________________________________
  Title_________________________________________________________



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